Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of July 31, 2017

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,260,594 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$576,249,841
Aggregate Outstanding Principal Balance – Treasury Bill	$75,972,089
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.18%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$500,277,752
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.82%
Number of Borrowers	15,012
Average Outstanding Principal Balance Per Borrower	$38,386
Number of Loans	26,160
Average Outstanding Principal Balance Per Loan – Treasury Bill	$31,060
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$21,096
Weighted Average Remaining Term to Scheduled Maturity	178 months
Weighted Average Annual Interest Rate	7.32%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	2	55,134	*
4.01% to 4.50%	2	72,450	*
4.51% to 5.00%	14	97,900	*
5.01% to 5.50%	401	5,019,999	0.9
5.51% to 6.00%	2,443	37,829,509	6.6
6.01% to 6.50%	4,964	86,146,545	14.9
6.51% to 7.00%	7,683	149,523,096	25.9
7.01% to 7.50%	1,553	36,235,212	6.3
7.51% to 8.00%	3,483	96,009,221	16.7
8.01% to 8.50%	4,850	134,492,784	23.3
Equal to or greater than 8.51%	765	30,767,989	5.3

Total	26,160	$576,249,841	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,479	$3,765,527	0.7%
$5,000.00-$ 9,999.99	2,271	17,142,597	3.0
$10,000.00-$14,999.99	1,657	20,415,319	3.5
$15,000.00-$19,999.99	1,290	22,439,694	3.9
$20,000.00-$24,999.99	1,213	27,196,003	4.7
$25,000.00-$29,999.99	991	27,155,058	4.7
$30,000.00-$34,999.99	804	26,051,962	4.5
$35,000.00-$39,999.99	632	23,657,627	4.1
$40,000.00-$44,999.99	554	23,547,774	4.1
$45,000.00-$49,999.99	503	23,853,085	4.1
$50,000.00-$54,999.99	414	21,699,288	3.8
$55,000.00-$59,999.99	386	22,165,739	3.8
$60,000.00-$64,999.99	313	19,551,670	3.4
$65,000.00-$69,999.99	276	18,600,356	3.2
$70,000.00-$74,999.99	240	17,402,511	3.0
$75,000.00-$79,999.99	224	17,349,186	3.0
$80,000.00-$84,999.99	193	15,916,455	2.8
$85,000.00-$89,999.99	154	13,452,189	2.3
$90,000.00-$94,999.99	136	12,585,970	2.2
$95,000.00-$99,999.99	106	10,352,456	1.8
$100,000.00 and above	1,176	191,949,375	33.3

Total	15,012	$576,249,841	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	24,600	$525,035,110	91.1%
31-60 days	588	17,160,835	3.0
61-90 days	331	11,092,417	1.9
91-120 days	180	7,170,538	1.2
121-150 days	93	3,481,875	0.6
151-180 days	75	2,196,166	0.4
181-210 days	77	2,621,618	0.5
Greater than 210 days	216	7,491,283	1.3

Total	26,160	$576,249,841	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	105	$31,781	*
4 to 12	368	435,849	0.1%
13 to 24	549	1,438,267	0.2
25 to 36	805	3,095,109	0.5
37 to 48	1,144	6,352,061	1.1
49 to 60	3,021	16,039,720	2.8
61 to 72	1,484	11,906,396	2.1
73 to 84	1,203	10,635,936	1.8
85 to 96	1,106	12,673,628	2.2
97 to 108	1,150	15,652,440	2.7
109 to 120	2,207	31,564,367	5.5
121 to 132	2,108	48,970,631	8.5
133 to 144	1,599	43,996,434	7.6
145 to 156	1,262	39,038,141	6.8
157 to 168	1,226	38,250,514	6.6
169 to 180	1,815	53,347,476	9.3
181 to 192	952	31,795,699	5.5
193 to 204	748	28,726,601	5.0
205 to 216	642	24,633,418	4.3
217 to 228	537	24,196,832	4.2
229 to 240	557	25,224,141	4.4
241 to 252	387	20,056,049	3.5
253 to 264	277	15,043,101	2.6
265 to 276	186	10,723,007	1.9
277 to 288	128	9,685,684	1.7
289 to 300	171	10,819,360	1.9
301 to 312	192	17,557,299	3.0
313 to 324	46	3,747,604	0.7
325 to 336	30	2,508,701	0.4
337 to 348	41	4,173,755	0.7
349 to 360	81	10,133,555	1.8
361 and above	33	3,796,284	0.7

Total	26,160	$576,249,841	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	962	$25,540,625	4.4%
Forbearance	1,661	55,435,449	9.6
Repayment
First year in repayment	327	19,428,296	3.4
Second year in repayment	332	20,296,516	3.5
Third year in repayment	428	20,895,869	3.6
More than 3 years in repayment	22,450	434,653,085	75.4

Total	26,160	$576,249,841	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 114.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.7	-	208.5
Forbearance	-	4.3	207.0
Repayment	-	-	172.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $25,540,625 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $17,948,337 or approximately 70.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	313	$7,721,395	1.3%
Alaska	47	587,632	0.1
Arizona	527	12,649,133	2.2
Arkansas	305	6,028,000	1.0
California	3,038	75,430,053	13.1
Colorado	545	10,137,023	1.8
Connecticut	212	4,174,409	0.7
Delaware	62	1,195,884	0.2
District of Columbia	106	3,100,224	0.5
Florida	1,419	36,743,941	6.4
Georgia	959	24,424,194	4.2
Hawaii	80	1,559,795	0.3
Idaho	159	3,153,843	0.5
Illinois	1,260	25,019,219	4.3
Indiana	376	6,599,184	1.1
Iowa	189	3,116,535	0.5
Kansas	630	11,845,660	2.1
Kentucky	207	4,389,548	0.8
Louisiana	972	21,843,098	3.8
Maine	78	1,557,107	0.3
Maryland	511	12,729,708	2.2
Massachusetts	409	8,164,070	1.4
Michigan	865	20,499,639	3.6
Minnesota	726	12,233,001	2.1
Mississippi	377	7,959,348	1.4
Missouri	841	17,726,724	3.1
Montana	86	1,487,169	0.3
Nebraska	117	2,645,397	0.5
Nevada	202	4,528,085	0.8
New Hampshire	77	1,348,300	0.2
New Jersey	390	9,710,845	1.7
New Mexico	82	2,127,051	0.4
New York	999	23,559,577	4.1
North Carolina	464	10,720,966	1.9
North Dakota	21	372,767	0.1
Ohio	155	2,603,417	0.5
Oklahoma	711	13,692,830	2.4
Oregon	602	14,826,767	2.6
Pennsylvania	551	11,038,757	1.9
Rhode Island	34	1,103,191	0.2
South Carolina	270	6,254,072	1.1
South Dakota	40	694,354	0.1
Tennessee	641	14,163,812	2.5
Texas	2,663	56,601,036	9.8
Utah	103	2,324,065	0.4
Vermont	21	546,983	0.1
Virginia	592	12,102,992	2.1
Washington	1,195	23,233,759	4.0
West Virginia	61	1,368,640	0.2
Wisconsin	600	12,486,870	2.2
Wyoming	37	801,693	0.1
Other	233	5,318,081	0.9

Total	26,160	$576,249,841	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	11,894	$212,032,892	36.8%
Other Repayment Options(1)	11,128	226,390,202	39.3
Income-driven Repayment(2)	3,138	137,826,746	23.9

Total	26,160	$576,249,841	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 414 loans with an aggregate outstanding principal balance of $19,357,636 currently in an interest-only period.  These interest-only loans represent approximately 3.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	12,980	$254,997,888	44.3%
Unsubsidized	13,180	321,251,952	55.7

Total	26,160	$576,249,841	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	91	$2,010,989	0.3%
October 1, 1993 through June 30, 2006	26,069	574,238,852	99.7
July 1, 2006 and later	0	0	0.0

Total	26,160	$576,249,841	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,808	$23,407,006	4.1%
College Assist	69	1,052,829	0.2
Educational Credit Management Corporation	1,247	29,912,672	5.2
Great Lakes Higher Education Corporation	903	21,157,851	3.7
Illinois Student Assistance Comm	1,172	22,002,818	3.8
Kentucky Higher Educ. Asst. Auth.	122	2,289,038	0.4
Louisiana Office Of Student Financial Asst	409	7,412,744	1.3
Michigan Guaranty Agency	552	12,066,840	2.1
Montana Guaranteed Student Ln Prog	5	62,880	*
New Jersey Higher Ed Student Assistance Authority	258	5,880,773	1.0
New York State Higher Ed Services Corp	1,429	30,255,664	5.3
Northwest Education Loan Association	971	17,335,829	3.0
Oklahoma Guaranteed Stud Loan Prog	758	14,161,507	2.5
Pennsylvania Higher Education Assistance Agency	2,640	58,581,220	10.2
Texas Guaranteed Student Loan Corp	2,317	49,878,784	8.7
United Student Aid Funds, Inc.	11,500	280,791,383	48.7
Total	26,160	$576,249,841	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USAF: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF contracts with Navient Solutions, LLC and Student Assistance Corporation.  Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC.  Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USAF is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USAF, Inc. became a member of Great Lakes Higher Education Corporation, Affiliated Group, effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USAF has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USAF serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USAF by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USAF under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USAF’s losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USAF will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USAF held net assets on behalf of the federal reserve fund of approximately $130 million.  Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USAF under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USAF had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USAF’s “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USAF for the last five fiscal years for which information was available was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251

USAF’s “recovery rate”, which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USAF during the fiscal year by the aggregate amount of default claims paid by USAF outstanding at the end of the prior fiscal year.  For the last five fiscal years for which information was available, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	34.93%

USAF’s “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years for which information was available, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USAF’s “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USAF’s existing portfolio of loans in repayment at the end of the prior fiscal year.  For the last five fiscal years for which information was available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USAF is headquartered in Fishers, Indiana. USAF will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.